STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT -- April 24, 2003*

AXP Quantitative Large Cap Equity Fund (March 5, 2003) S-6263-20 A AXP Partners Aggressive Growth Fund (March 5, 2003) S-6260-20 A
AXP Partners Growth Fund (March 5, 2003) S-6261-20 A

Under the "Investment Management Services Agreement" section, the sixth paragraph regarding the timing of the first adjustment has been changed to state:

The first adjustment will be made on November 1, 2003 and will cover the six-month period beginning May 1, 2003. The comparison period will increase by one month each month until it reaches 12 months. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

(the rest of the section remains unchanged)



S-6263-1 A (4/03)

* Valid until next update
Destroy Sept. 29, 2003